UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2022

GALECTIN THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Nevada	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240
NORCROSS, GA 30071
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (678) 620-3186

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	GALT	The Nasdaq Stock Market

Item 1.01.	Entry into a Material Definitive Agreement.

On July 25, 2022, Galectin Therapeutics Inc. (the “Company”) and Richard E. Uihlein (the “Lender”) entered into a Line of Credit Letter Agreement (the “Credit Agreement”), pursuant to which the Lender shall provide the Company a line of credit of up to $60.00 million (the “Line of Credit”) to finance the Company’s working capital needs. The Company may draw upon the Line of Credit through July 31, 2024.

Each advance made pursuant to the Credit Agreement shall be evidenced by an unsecured, convertible promissory note (individually, a “Promissory Note,” and collectively, the “Promissory Notes”), and bear interest at the Applicable Federal Rate for short term loans (currently 2.84%), plus two (2%) percent. Principal and interest on the Promissory Notes are due on or before January 31, 2026. Only with the consent of the Lender, may the Promissory Notes be prepaid, in whole or in part, at any time without premium or penalty, but with interest on the amount or amounts prepaid.

At the election of Lender, the principal and accrued interest on Promissory Note(s) may be converted into the number of shares of the Company’s common stock (the “Common Stock”) equal to the amount of principal and accrued interest on such Promissory Note divided by the price equal to the closing price of the Common Stock on the date of such Promissory Note, but in no event less than $3.00 per share.

In connection with the Credit Agreement, the Company agreed to issue the Lender warrants to purchase up to an aggregate of 1,700,000 shares of the Company’s common stock, par value $0.001 per share (collectively, the “Warrants”). Upon execution of the Credit Agreement, the Company issued the Lender a Warrant to purchase up to 500,000 shares of Company’s common stock at an exercise price of $5.00 per share, which Warrant is exercisable upon issuance. Further, pursuant to the Credit Agreement, the Company shall issue to the Lender additional Warrants to purchase up to the remaining 1,200,000 shares of the Company’s common stock, ratably, upon borrowings under the Credit Agreement, with exercise prices equal to 150% of the closing price of the Company’s common Stock on the date of the Promissory Note evidencing such draw, but in no event more than $10.00 per share nor less than $3.00 per share.  The Warrants expire on July 31, 2029.

Additionally, pursuant to the Credit Agreement, any shares of the Company’s common stock issued to Lender upon (i) conversion of a Promissory Note or (ii) exercise of a Warrant, will be accompanied by registration rights whereby the Company shall agree to register the shares of the Company’s common stock with the Securities and Exchange Commission (the “SEC”) within 180 days of the conversion of a Promissory Note or exercise of a Warrant, as the case may be.

The securities referred to in this Current Report on Form 8-K are being issued by the Company to the Lender in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder. The Company relied, in part, upon representations from the Lender that the Lender is an accredited investor as defined in Regulation D under the Securities Act.

The foregoing description of the Credit Agreement, the Promissory Notes and the Warrants is not complete and is qualified in its entirety by reference to the Credit Agreement, the form of Promissory Note, and form of Warrant, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1, respectively, to this Report and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 is hereby incorporated by into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreements of Chief Executive Officer

The Company and its Chief Executive Officer, Joel Lewis, entered into an amendment to Mr. Lewis’ employment agreement, dated July 25, 2022 (the “Employment Amendment”); a new 2023 Deferred Stock Unit Agreement (the “2023 DSU Agreement”); and an amendment to Deferred Stock Unit Agreement, dated August 31, 2020 (the “2020 DSU Amendment”). The Employment Amendment extends the term through December 31, 2024 and clarifies payments made upon termination in certain circumstances.  Under the terms of the Employment Amendment, 20% of his 2023 base salary will be paid in cash, and 80% will be paid in the form of deferred-stock-units (“DSUs”) in accordance with the terms and subject to the provisions set forth in the 2023 DSU Agreement.

Pursuant to the 2023 DSU Agreement, 80% of Mr. Lewis’ base salary under the Employment Agreement shall be payable in DSUs, which DSUs credited to Mr. Lewis as of any date shall be fully vested and nonforfeitable at all times. The Company shall issue the shares underlying the outstanding whole number of DSUs credited to Mr. Lewis as follows:  fifty percent shall be issued on March 1, 2025, and fifty percent shall be issued on January 5, 2026.

The 2020 DSU Amendment only changes the common stock issuance date for 25% of DSUs earned from September 2, 2020 through December 31, 2022 from September 1, 2023 to September 1, 2028.

The foregoing is merely a summary of the material terms set forth in the Employment Amendment, 2023 DSU Agreement, and the 2020 DSU Amendment and is qualified in its entirety by reference to the Employment Amendment, which is attached as Exhibit 10.3 hereto; the 2023 DSU Agreement which is attached as Exhibit 10.4 hereto; and the 2020 DSU Amendment, which is attached as Exhibit 10.5 each of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Report:

Exhibit No.	Description

4.1	Form of Warrant.

10.1	Line of Credit Letter Agreement, dated as of July 25, 2022, by and between Richard E. Uihlein and the Company.

10.2	Form of Convertible Promissory Note.

10.3	Employment Amendment

10.4	2023 Deferred Stock Unit Agreement

10.5	2020 Deferred Stock Unit Amendment

99.1	Press Release dated July 26, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Galectin Therapeutics Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galectin Therapeutics Inc.

Date: July 26, 2022	By:	/s/ Jack W. Callicutt
Jack W. Callicutt
Chief Financial Officer